Exhibit 99.2
VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES (NEW METHODOLOGY)
(in millions, except per share data)
(unaudited)

	Three Months Ended							Years Ended
	March 28, 2026	December 27, 2026	September 27, 2025	June 28, 2025	March 29, 2025	December 28, 2024	September 28, 2024	June 28, 2025	June 29, 2024
	Gross Profit	Gross Profit	Gross Profit	Gross Profit	Gross Profit	Gross Profit	Gross Profit	Gross Profit	Gross Profit
GAAP measures	$234.1	$210.6	$169.0	$163.5	$160.7	$160.8	$136.1	$621.1	$575.9
Stock-based compensation	1.1	1.1	1.0	1.2	2.0	1.3	1.2	5.7	4.9
Employer payroll tax on employee share-based awards	0.1	—	0.3	—	—	—	0.2	0.2	0.2
Other charges (benefits) unrelated to core operating performance	3.8	1.3	0.1	0.4	0.3	—	0.1	0.8	(0.1)
Amortization of acquisition related inventory step-up	0.9	2.6	2.6	2.6	1.7	—	—	4.3	—
Amortization of intangibles	13.0	12.5	6.9	6.8	6.1	3.3	3.3	19.5	13.8
Total related to Cost of Revenues	18.9	17.5	10.9	11.0	10.1	4.6	4.8	30.5	18.8
Non-GAAP measures	$253.0	$228.1	$179.9	$174.5	$170.8	$165.4	$140.9	$651.6	$594.7

GAAP Gross Margin	57.5%	57.0%	56.5%	56.3%	56.4%	59.4%	57.1%	57.3%	57.6%
Non-GAAP Gross Margin	62.2%	61.8%	60.1%	60.1%	60.0%	61.1%	59.2%	60.1%	59.4%

	Three Months Ended							Years Ended
	March 28, 2026	December 27, 2026	September 27, 2025	June 28, 2025	March 29, 2025	December 28, 2024	September 28, 2024	June 28, 2025	June 29, 2024
	Operating Income	Operating Income	Operating Income	Operating Income	Operating Income	Operating Income	Operating Income	Operating Income	Operating Income
GAAP measures	$24.8	$11.4	$7.6	$15.3	$8.5	$22.2	$11.5	$57.5	$20.8
Stock-based compensation	13.9	13.9	13.4	12.6	14.1	13.7	12.7	53.1	49.4
Employer payroll tax on employee share-based awards	0.9	—	1.6	—	0.5	—	0.8	1.3	1.0
Change in fair value of contingent consideration	2.6	10.8	10.9	(3.4)	2.5	(3.9)	(3.5)	(8.3)	(9.5)
Acquisition and integration related charges	0.7	7.8	3.9	5.6	13.3	2.8	0.6	22.3	18.1
Other charges (benefits) unrelated to core operating performance	4.9	6.2	0.6	1.1	0.6	0.1	(0.5)	1.3	2.5
Amortization of acquisition related inventory step-up	0.9	2.6	2.6	2.6	1.7	—	—	4.3	—
Amortization of intangibles	20.4	18.8	8.4	8.3	7.3	4.3	4.4	24.3	20.1
Restructuring and related charges (benefits) including employer payroll taxes	17.3	(0.1)	(0.3)	(0.2)	(0.3)	1.2	—	0.7	13.6
Litigation settlement	—	—	—	—	—	—	(1.3)	(1.3)	—
Total related to Cost of Revenues and Operating Expenses	61.6	60.0	41.1	26.6	39.7	18.2	13.2	97.7	95.2
Non-GAAP measures	$86.4	$71.4	$48.7	$41.9	$48.2	$40.4	$24.7	$155.2	$116.0

GAAP Operating Margin	6.1%	3.1%	2.5%	5.3%	3.0%	8.2%	4.8%	5.3%	2.1%
Non-GAAP Operating Margin	21.2%	19.3%	16.3%	14.4%	16.9%	14.9%	10.4%	14.3%	11.6%

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES (NEW METHODOLOGY)
(in millions, except per share data)
(unaudited)

	Three Months Ended							Years Ended
	March 28, 2026	December 27, 2026	September 27, 2025	June 28, 2025	March 29, 2025	December 28, 2024	September 28, 2024	June 28, 2025	June 29, 2024
	Net Income	Net (Loss) Income	Net (Loss) Income	Net Income	Net Income	Net Income	Net (Loss) Income	Net Income	Net (Loss) Income
GAAP measures	$6.4	$(48.1)	$(21.4)	$8.0	$19.5	$9.1	$(1.8)	$34.8	$(25.8)
Items reconciling GAAP Net Income (Loss) and EPS to Non-GAAP Net Income and EPS:
Stock-based compensation	13.9	13.9	13.4	12.6	14.1	13.7	12.7	53.1	49.4
Employer payroll tax on employee share-based awards	0.9	—	1.6	—	0.5	—	0.8	1.3	1.0
Change in fair value of contingent consideration	2.6	10.8	10.9	(3.4)	2.5	(3.9)	(3.5)	(8.3)	(9.5)
Acquisition and integration related charges	0.7	7.8	3.9	5.6	13.3	2.8	0.6	22.3	18.1
Other charges (benefits) unrelated to core operating performance	4.9	6.2	0.6	1.1	0.6	0.1	(0.5)	1.3	2.5
Amortization of acquisition related inventory step-up	0.9	2.6	2.6	2.6	1.7	—	—	4.3	—
Amortization of intangibles	20.4	18.8	8.4	8.3	7.3	4.3	4.4	24.3	20.1
Restructuring and related charges (benefits) including employer payroll taxes	17.3	(0.1)	(0.3)	(0.2)	(0.3)	1.2	—	0.7	13.6
Litigation settlement	—	—	—	—	—	—	(1.3)	(1.3)	(6.3)
Non-cash interest expense and other expense	2.4	39.4	4.8	1.2	1.3	1.1	1.1	4.7	4.9
(Benefits from) provision for income taxes	(1.9)	0.2	10.2	(6.1)	(26.1)	1.0	0.7	(30.5)	6.5
Total related to Net Income and EPS	62.1	99.6	56.1	21.7	14.9	20.3	15.0	71.9	100.3
Non-GAAP measures	$68.5	$51.5	$34.7	$29.7	$34.4	$29.4	$13.2	$106.7	$74.5
Shares used in per share calculation for Non-GAAP EPS	249.5	233.4	227.9	227.0	226.9	224.8	224.0	225.7	224.1

GAAP Diluted EPS	$0.03	$(0.21)	$(0.10)	$0.04	$0.09	$0.04	$(0.01)	$0.15	$(0.12)
Non-GAAP Diluted EPS	$0.27	$0.22	$0.15	$0.13	$0.15	$0.13	$0.06	$0.47	$0.33

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA (NEW METHODOLOGY)
(in millions, unaudited)

	Three Months Ended							Years Ended
	March 28, 2026	December 27, 2026	September 27, 2025	June 28, 2025	March 29, 2025	December 28, 2024	September 28, 2024	June 28, 2025	June 29, 2024
	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA
GAAP Net income (loss)	$6.4	$(48.1)	$(21.4)	$8.0	$19.5	$9.1	$(1.8)	$34.8	$(25.8)
Interest and other (income) expense, net	(3.3)	34.8	2.5	(1.8)	(2.2)	(3.9)	(3.2)	(11.1)	(21.7)
Interest expense	14.3	15.3	7.4	7.5	7.5	7.5	7.5	30.0	30.9
Provision for (benefit from) income taxes	7.4	9.7	19.0	2.2	(16.3)	9.5	9.0	4.4	37.4
Equity investment earnings	—	(0.3)	0.1	(0.6)	—	—	—	(0.6)
Depreciation	10.3	10.0	9.8	9.6	9.3	9.8	9.7	38.4	38.6
Amortization	20.4	18.8	8.4	8.3	7.3	4.3	4.4	24.3	20.1
EBITDA	55.5	40.2	25.8	33.2	25.1	36.3	25.6	120.2	79.5
Restructuring and related charges (benefits) including employer payroll taxes	17.3	(0.1)	(0.3)	(0.2)	(0.3)	1.2	—	0.7	13.6
Stock-based compensation	13.9	13.9	13.4	12.6	14.1	13.7	12.7	53.1	49.4
Employer payroll tax on employee share-based awards	0.9	—	1.6	—	0.5	—	0.8	1.3	1.0
Change in fair value of contingent consideration	2.6	10.8	10.9	(3.4)	2.5	(3.9)	(3.5)	(8.3)	(9.5)
Acquisition and integration related charges	0.7	7.8	3.9	5.6	13.3	2.8	0.6	22.3	18.1
Other charges (benefits) unrelated to core operating performance	4.6	6.2	0.5	0.9	0.6	—	(1.9)	(0.4)	1.9
Amortization of acquisition related inventory step-up	0.9	2.6	2.6	2.6	1.7	—	—	4.3	—
Adjusted EBITDA	$96.4	$81.4	$58.4	$51.3	$57.5	$50.1	$34.3	$193.2	$154.0